Special Committee Discussion Materials 17 January 2005 Project Alphabet NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY "***". SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.

Table of Contents Project Alphabet Section 1 Transaction Summary Section 2 U Company Section 3 L Company Section 4 Transaction Analysis Section 5 Precedent Transaction Analysis Appendix A U Supplemental Materials Appendix B L Supplemental Materials

Project Alphabet Section 1 Transaction Summary

Transaction Summary Summary of Proposed Transaction Project Alphabet As of 1/16/05 Transaction description * L and U will each exchange all shares for shares in a new holding company to be called Liberty Global - U minority stake is 370MM shares (approx. 47% of U's fully diluted shares outstanding) * 100% Stock transaction with a Cash election of up to 20% of total Consideration - Every 1 share of U can be exchanged for either 100% stock of 100% cash, subject to pro-ration on cash amount Consideration * Each share of U is entitled to receive 0.2155 share of L - Equity value of $3,488MM (based on $43.69 L share price as of 1/14/05) - Implies an 8.4x '05E EBITDA and $3.5Bn value based on U budget and 8.6x 'O5E EBITDA per Wall Street research average(1) * Each Share of U is entitled to receive $9.58 in cash, subject to pro-ration at 20% of total Consideration Implied Premium Metric U Price L Price X-Ratio 0.2155x Offer Exchange Ratio % Prem/(Disc) Stock Consideration U Share Price (2) % Prem/(Disc) Cash Consideration U Share Price % Prem/(Disc) Metric: 0.2155x $9.42 $9.58 Current (1/14/05): $9.64 $43.69 0.2206x (2.3%) (2.3%) (0.6%) 1/11/2005: 9.26 43.45 0.2131 1.1% 1.7% 3.5% 1 month Prior (12/14/04): 8.67 45.30 0.1914 12.6% 8.6% 10.5% 12/12/2004: 8.66 44.85 0.1931 11.6% 8.7% 10.6% 11/11/2004: 8.48 37.95 0.2235 (3.6%) 11.0% 13.0% High Share Price Since L Spin-Off: 9.78 47.27 -- -- (3.7%) (2.0%) Low Share Price Since L Spin-Off: 6.00 29.15 -- -- 56.9% 59.7% 5 Trading Day Average: -- -- 0.2178 (1.0%) -- -- 10 Trading Day Average: -- -- 0.2133 1.0% -- -- 20 Trading Day Average: -- -- 0.2103 2.5% -- -- Key Terms * Tax-free transaction for shareholders electing Stock Consideration * Majority of Minority vote required ( approximately 185MM shares - 50.1% of minority stub - required or 23% of all U shares outstanding) * NewCo Board of Directors will be split evenly (5 U and 5L) * Commitment from L to indicate at announcement their intention to initiate a share repurchase program post-closing * L commitment to vote its U shares in favor of transaction * JM commitment to vote L shares in favor of transaction * Standard company representations and warranties Notes Assumes 794MM FDSO U shares, $3.2Bn net debt, $1.0Bn unconsolidated assets and 2005E EBITDA of $1,146MM per U management and $1,120MM per Wall Street research. EBITDA estimates adjusted for current spot rate Based on current L share price 1

Transaction Summary Rationale for Transaction Project Alphabet 2 Combined Perspective Creation of global scale Creation of a more liquid stock with significantly larger float ($12Bn market capitalization assuming current L share price) Clarification of corporate opportunity - single stock, message, strategy Enhanced position with vendors, manufacturers and content providers Enhanced growth potential given stronger position to pursue distribution, consolidation and content investment opportunities Reduction in future financing costs Significant synergies from combination of Chilean assets Structural simplification Elimination of cost associated with two public companies U Perspective Better ability to pursue European consolidation given additional cash, stronger balance sheet position, and larger float / liquidity of stock Results in additional de-leveraging without transaction costs / discounts Opportunity to invest in well positioned Japanese distribution and content assets at an attractive price Elimination of controlling stake / Increased alignment with JM U minority shareholders' approximate 9% vote in U increases to approximately 25% in NewCo U CEO will continue as NewCo CEO L Perspective Simplification of corporate structure Reduction / Elimination of HoldCo discount on U stake Elimination of public market speculation regarding L's interest in U Near-term potential utilization of U capital losses Clarifies intentions with regard to usage of approximately $2Bn of cash and equivalents

Transaction Summary U / L Exchange Ratio Analysis Since L Spin-Off Project Alphabet 3 Source FactSet U / L Exchange Ratio x Spot 5 Day 10 Day 20 Day Offer 2-Jun-04 8-Jul-04 11-Aug-04 15-Sep-04 19-Oct-04 22-Nov-04 28-Dec-04 Spot Exchange Ratio 5 Day Rolling Avg. 10 Day Rolling Avg. 20 Day Rolling Avg. 0.2155x is above the exchange ratio observed on 135 of 158 trading days between L's spin-off and 1/14/05 (85%) Implied Exchange Ratios Period Exchange Ratio 0.2155x Offer as % Premium Current(01/14/05) 0.2206x (2.3%) 1/11/05 0.2131x 1.1% One Month Prior 0.1914x 12.6% 12/12/2004 0.1931x 11.6% High 0.2239x (3.8%) Low 0.1853x 16.3% 5 Trading Day Avg. 0.2178x (1.0%) 10 Trading Day Avg. 0.2133x 1.0% 20 Trading Day Avg. 0.2103x 2.5% 3 Mo. Avg. 0.2060x 4.6% Since June 2 0.2063x 5.0%

Project Alphabet Section 2 U Company

U Company U Historical Share Price Performance LTM Project Alphabet 4 Source FactSet U $ Volume (MM) 2/13/04: Announces rights offering substantially oversubscribed 3/31/04: Announces Euro 500MM convertible senior note offering 7/7/04: Completes acquisition of Noos 11/9/04: Announces 3Q04 results 11/30/04: Announces acquisition of part of Canal+ premium sports/movie programming business in Netherlands 12/22/04: Acquires Telemach from EMP Europe for 74MM euros 12/20/04: Announces acquisition of L's indirect interests in Telenet and Chorus 3/15/04: Reports year-end 2003 results and signs Noos purchase agreement 5/10/04: Announces 1Q04 results 6/29/04: Refinances more than 1Bn euros of their European credit facility 8/9/04: Announces 2Q04 results 10/26/04: Chilean regulators approve potential combination of U's VTR unit and Metropolis 11/12/04: L has earnings conference call U - Last 3 Years $ Volume (MM) Source FactSet 12/12/04: Day prior to initial discussions between L and U Special Committee

U Company Indexed Share Price Performance LTM Project Alphabet 5 Source FactSet Relative Share Price Performance % S&P 500: +4.0% U: (9.1%) NTL: (0.6%) Cablevision: (9.9%) Comcast: (5.8%) € / $: +4.2% 1/20/04 3/4/04 4/19/04 6/2/04 7/16/04 8/31/04 10/14/04 11/29/04 1/12/05

Last Two Years Volume (000s) % Public Float (3): 10.3% 9.2% 75.4% 58.8% 9.7% Cumulative: 10.3% 19.5% 94.9% 153.7% 163.4% U Company U Stock Basis Analysis(1)(2) Project Alphabet Source FactSet 6 Notes Basis data calculated by multiplying daily volume by average of daily high and low As of January 14, 2005. Volume adjusted to account for NASDAQ double-counting Assumes public float of 370MM shares LTM Volume (000s) Source Facstet % Public Float (3): 0.3% 18.0% 34.7% 29.2% 20.1% 9.7% Cumulative: 0.3% 18.3% 53.0% 82.2% 102.3% 112.0%

U Company U Consolidated Financials Per Management Budget Project Alphabet Historical and projected financials converted at the following exchange rates ($/€): 2002: 0.95 2003: 1.14 2004: 1.23 2005: 1.23 Adj. 2005: 1.31 7 Source Management Budget Source Management Budget Source Management Budget Source Management Budget 2002A - 2005E Revenue $MM 2002A - 2005E EBITDA $MM % Margin: 19.5% 33.2% 35.8% 34.0% 2002A - 2005E Free Cash Flow $MM 2002A - 2005E Net Debt / EBITDA x

U Company Indicative Valuation Range Project Alphabet 8 U Equity Value per Share LTM Share Price Comparable Company Analysis (2) - Budget DCF Analysis (4) Stock Consideration Implied Share Price as of 1/14/05: $9.42 U Valuation Summary PV of Research Price Targets (1) Notes 1. Research price targets discounted to January 14, 2005 at estimated 10.0% cost of equity. Represents price targets of 5 firms Represents 8.0 - 9.0x '05E EBITDA of $1,084MM per Company budget. Assumes 794MM fully diluted shares outstanding and net debt of $3.2Bn including minority interest of $101MM per U year end estimate and 9/30/04 10-Q. Adjusted to reflect $1.0Bn in Unconsolidated Assets Represents 8.0 - 9.0x '05 EBITDA of $1,146MM (management budget converted at current spot rate of 1.31$/€). Assumes 794MM fully diluted shares outstanding and net debt of $3.2Bn including minority interest of $101MM per U year end estimate and 9/30/04 10-Q. Adjusted to reflect $1.0Bn in Unconsolidated Assets 4. Assumes 5-year DCF valued as of 12/31/04. Assumes 8.0% - 10.0% WACC and 7.5 - 8.5x 2010E Terminal EBITDA forward multiple (implied perpetual growth rate of FCF of 3.6%- 4.9% in adjusted case; 1.0%-1.9% for management case). Assumes no taxes paid Adjusted Case Derived from Mgmt. Guidance Comparable Company Analysis (3) -Adj. Budget Cash Consideration of: $9.58

U Company U Valuation Matrix Project Alphabet Valuation Matrix Illustrative U Share Price Equity Value ($MM) Adjusted Aggregate Value ($MM) Adj. Aggregate Value/EBITDA Research Street Avg. Adjusted Management Budget: 2004E 2005E '05E Adjusted Adj. Equity Value/LFCF Management Budget: 2004E 2005E 05E Adjusted Statistic: $1,099 $1,120 $875 $1,084 $1,146 $264 $179 $189 $9.00 $7,148 $9,310 8.5x 8.3x 10.6x 8.6x 8.1x 23.3x 34.3x 32.6x 9.42 7,481 9,644 8.8 8.6 11.0 8.9 8.4 24.6 36.2 34.3 9.58 7,608 9,771 8.9 8.7 11.2 9.0 8.5 25.0 36.9 35.0 10.00 7,942 10,105 9.2 9.0 11.5 9.3 8.8 26.3 38.7 36.8 11.00 8,736 10,899 9.9 9.7 12.5 10.1 9.5 29.3 43.2 41.0 Comparable Company Analysis Company Cable AV/'05E EBITDA EBITDA Mult./3 Yr. Growth Comcast 9.7x 1.4 Cablevision 9.5x 1.3 NTL 7.2x 1.3 Telewest NA 2.7 Notes Based on 794MM U FDSO Based on Net Debt of $3,163MM (Total Debt of $4,419MM, Minority Interest of $101MM, Cash of $1,246MM, and short-term investments of $112MM) and non- consolidated assets totaling $1.0Bn (includes Austar, SBS, Telenet, TKP, Melita, Iberian Programming, MGM L.A., and Jundia Brazil) Wall Street average includes research from Morgan Stanley, Stifel, Nicolaus, IRG, and Janco Partners Adjusted for current spot exchange rate of 1.31 Adjusted Equity Value excludes Unconsolidated Assets 2005E LFCF adjusted to account for one-time CapEx expense 9 Implied U share price based on offered exchange ratio and L's share price as of 1/14/05

U Company U Unconsolidated Assets Project Alphabet $MM Business Methodology Comments Illustrative Value Low High Unconsolidated Asstes SBS Broadcasting Public Market -Based on 6MM shares; 10% discount/10% premium to mkt $205 $251 Austar Public Market -Based on 446MM share; 10% discount/10% premium to mkt 274 335 TKP (Poland) Per Sub -$500-550/sub (655K subs), no debt, 50% interest 164 180 Iberian Programming EBTDA Mult. -11x - 13x multiple, $22MM EBITDA, 50% interest 122 144 Telenet Transaction Value -Reflects recent acquisition from L 121 121 Melita (Malta) Per Sub -$600-650/sub (131K subs), $31MM debt, 50% interest 24 27 Reality TV Europe EBITDA Mult. -4x multiple, $3MM EBITDA, 49% interest 5 5 MGM Latin America EBITDA Mult. -4x multiple, $1MM EBITDA, 50% interest 1 1 Total Value: $917 $1,065 10

U Company U DCF Analysis Project Alphabet Adjusted Case Assumptions '05-'09 CAGR Revenue 6.7% EBITDA 7.5% UFCF 14.4% Derived from Mgmt Guidance Assumptions '05-'09 CGAR Revenue 7.2% EBITDA 10.9% UFCF 25.5% U Equity Value per Share Adjusted Case WACC Terminal EBITDA Multiple 7.50x 8.0x 8.50x 8.00% $10.66 $11.35 $12.05 8.50% 10.38 11.06 11.74 9.00% 10.11 10.77 11.43 9.50% 9.84 10.49 11.14 10.00% 9.58 10.22 10.85 U Equity Value per Share Derived from Management Guidance WACC Terminal EBITDA Multiple 7.50x 8.0x 8.50x 8.00% $14.19 $15.04 $15.89 8.50% 13.84 14.67 15.50 9.00% 13.49 14.30 15.11 9.50% 13.16 13.95 14.74 10.00% 12.83 13.61 14.38 11

Project Alphabet Section 3 L Company

L Company Overview of L Project Alphabet 12 Key Events 12/20/04 - U acquires L's indirect interests in Telenet Group Holding N.V. and Chorus Communications 12/13/04 - Announces that L Series A Common Stock will become a component of the NASDAQ 100-index, beginning Dec. 20, 2004 11/30/04 - Announces the formation of a media holding company with Sumitomo Corporation that will hold each party's stake in J-COM 10/25/04 - Announces an agreement to purchase preferred and common equity in a subsidiary of Cable Partners Europe, Callahan Associates Holdings Belgium 8/23/04 - Completes $750MM rights offering 6/4/04 - Announces rights offering 5/24/04 - L Corporation announces that the record date for the L spin-off will be June 1, 2004 3/15/04 - L Corporation announces plans to spin-off its international business to create L Source L Press Releases Company Overview Previously integrated within L Media Corporation, L is a holding company owning interests in broadband distribution and content companies operating primarily in Europe, Asia, and Latin America Spun off from L Media Corporation in June 2004 Currently the largest cable television operator outside the United States and the 2nd largest in the world Key Strategic Assets / Stakes Publicly Traded Assets: U and The Wireless Group Private Assets: Jupiter Communications (J-COM), Jupiter Programming (JPC), Liberty Cablevision of Puerto Rico, Metropolis-Intercom, Pramer and Torneos y Competencias Approximately $2Bn of cash and equivalents Executive Officers John Malone, Chief Executive Officer, President Miranda Curtis, Senior VP, Director Bernard Dvorak, Senior VP, Controller, Director Graham Hollis, Senior VP, Treasurer, Director David Koff, Senior VP Board of Directors John C. Malone, CEO, Chairman of the Board Robert R. Bennett, President of Liberty Media Donne F. Fisher, Former President of Fisher Capital Partners, Ltd David E. Rapley, Former Executive VP of Engineering of VECO Corp. M. LaVoy Robison, Former executive director and board member of The Anschutz Foundation Larry E. Romrell, Former Executive VP of TCI J. David Wargo, Former President of Wargo & Company, Inc. Source L Prospectus Source Company Website, News Releases Illustrative Value Breakdown

L Company L Historical Share Price Performance Since Spin-off Project Alphabet 13 Source FactSet L $ Volume (MM) 11/12/04: L announces earnings release and year end 2004 guidance 11/30/04: L announces formation of Super Media Holding Company with Sumitomo by contributing their respective J-COM shares 12/6/04: L buys back $128MM of its shares (3MM Class A stock) from Comcast 12/21/04: L receives $408MM in cash from J-COM in full satisfaction of all shareholder loans due to L 6/4/04: L announces Rights Offering 8/16/04: L announces 2Q04 results 8/23/04: L completes $750MM Rights Offering 12/20/04: L announces sale of Telenet and Chorus to U 12/13/04: L added to NASDAQ 100

L Company Indexed Share Price Performance Since L Spin-off Project Alphabet 14 Source FactSet Relative Share Price Performance % S&P 500: +5.3% L: +13.8% NTL: +10.8% Cablevision: +13.5% U: +29.4% Comcast: +16.6%

L Company Summary L Valuation Analysis Project Alphabet Notes Includes L-only cash Based on J-COM 2005E EBITDA of $***, Net Debt of $2,244MM, 20% minority interest and 45.4% L interest Based on JPC 2005E EBITDA of $***, Net Debt of ($3.0)MM, 28% Minority Interest, and 50% L Interest Includes other public assets (NewsCorp, The Wireless Group, ABC Family Worldwide) and other private assets (Chofu, Mediatti, Liberty Cablevision of P.R., Pramer, Metropois-Intercom S.A., Torneos Competencias, Premium Movie Partnership) Based on U share price of $9.64 and 424MM shares held by L as of 1/14/05 Based on 178MM L shares outstanding Based on L share price of $43.69 as of 1/14/05 15 HoldCo discount is widely acknowledged by research community and confirmed by Morgan Stanley analysis Valuation Methodology Illustrative Value ($MM) Asset Total Per Share Total Per Share L Cash with Pro Forma Ajustments at 9/30/04 (1) *** *** *** *** J-COM (9.0x-10.0x '05E EBITDA Multiple) (2) *** *** *** *** JPC (12.0x-14.0x '05E EBITDA Multiple) (3) *** *** *** *** Other Assets (4) *** *** *** *** Sub-Total Assets (excl. U): $4,598 $25.87 $5,001 28.14 Value of U (5) : $4,085 $22.99 $4,085 $22.99 Implied L Share Price (6) $48.86 $51.13 % Premium / (Discount) to Current: (7) 11.8% 17.0% Illustrative HoldCo Discount: 10% 15% 20% 10% 15% 20% Adjusted Value of U: $3,677 $3,472 $3,268 $3,677 $3,472 $3,268 Equity Value of L: $8,275 $8,070 $7,866 $8,678 $8,474 $8,269 Implied L Share Price (6) $46.56 $45.41 $44.26 $48.83 $47.68 $46.53 % Premium / (Discount) to Current: (7) 6.6% 3.9% 1.3% 11.8% 9.1% 6.5% Low

L Company Analysis of Other Assets Project Alphabet 16 Note Market values as of 1/14/05 Valuation Methodology IllustrativeValue ($MM) Low High Asset Methodology Comments Total Per Share Total Per Share Public Assets (1) NewsCorp Current Price/Sale Price - A/T Proceeds at 37% Taxes $48 $0.27 $48 $0.27 The Wireless Group Current Price/Sale Price - A/T Proceeds at 37% Taxes 26 0.15 26 0.15 ABC Family Worldwide Book Value - $407MM Carrying Value less 20% Discount 325 1.83 325 1.83 Total Other Public Assets: $399 $2.25 *** $2.25 Private Assets Chofu Per Sub - $3000 / sub (56K subs), 31% Interest *** *** *** *** Mediatti Per Sub - $2500 / sub (86K subs), 43% Interest *** *** *** *** Liberty Cablevision of PR EBITDA Mult. - 8.5x - 9.5x multiple, $27MM '04E EBITDA, $112MM Net Debt, 100% Interest *** *** *** *** Pramer EBITDA Mult. - 8.0x-11.0x multiple, $5MM 2005E EBITDA, $5MM Net Debt, 100% Interest *** *** *** *** Metropolis-Intercom S.A. EBITDA Mult. - 10.0x-12.0x multiple, $11MM 2005E EBITDA, $55MM Net Debt, 50% Interest *** *** *** *** Torneos Competencias EBITDA Mult. - 4x multiple, $15MM 2005E EBITDA, $2.6MM Net Debt, 40% Interest *** *** *** *** Total Other Private Assets *** *** *** *** Total Other Assets: *** *** *** ***

L Company Overview of Jupiter Communications (J-COM) Project Alphabet 17 Company History Jan 1995: Established as a joint venture between Sumitomo Corporation and Tele-Communications International, Inc (currently L) Jul 1997: Launched telephony service in J-COM Tokyo Jan 1999: Launched high-speed Internet access in J-COM Kansai (Osaka) Sept 1999: Invested in @Home Japan (currently @NetHome) Sept 2000: Acquired Titus Communications Nov 2000: Filed S-1 IPO Registration Statement (later withdrawn) Jul 2001: Launched BS Digital service in all franchises areas Nov 2002: Started test of VoIP service in Urayasu Sep 2003: Launched 30Mbps high-speed internet services in J-COM Tokyo Dec 2003: Launched terrestrial digital services in Kanto and Kansai area Apr 2004: Launched J-COM TV Digital May 2004: Established Jupiter VOD Source L Summary J-COM Broadband provides cable television, high-speed Internet access and telephony services to customers in the Hokkaido, Kanto, Kansai, and Kyushu regions of Japan Competitive Strengths: Largest MSO in Japan Large addressable market with attractive demographics One of the world's largest economies, with ¥499 trillion (approximately $4.8Bn) GDP in 2003 GDP per capita of $34K (versus $37K in U.S.) Population density of ^342 people per square kilometer Market leader in providing bundled services Strong local presence Opportunity to convert approximately 3MM retransmission customers to paying households Leader in HD distribution 100% upgraded arial plant broadband network Financial Highlights: EBITDA, net income and free cash flow positive EBITDA margins approaching 40% in 3Q 2004 Achieved an increase of ARPU and a decrease of churn rate in 3Q04 by increasing RGUs per household and introduction of new services including digital and 30MBps high-speed Internet Largest MSO in Japan, with over 5x as many subscribing households as #2 player 1.8MM households and 3.0MM Revenue Generating Units (RGUs) J-Com Ownership: L: 45.4% Sumitomo Corp.: 32.1% Microsoft: 19.5% Mitsui: 1.5% Matsushita Electrical Industrial Co.: 1.5%

L Company J-COM Valuation Summary Project Alphabet 18 ***

L Company J-COM Valuation Matrix Project Alphabet 19 ***

L Company Japanese Cable Company Selected Trading Statistics January 14, 2005 Project Alphabet Price as of 1/14/05 Equity Value ($MM) Agg. Value ($MM) Price/EPS 1004E (x) 1005E (x) I/B/E/S 5 Year EPS Growth Agg. Value (1) EBITDA 2004E (x) 2005E (x) Sky Perfect Communications $1,062 $2,408 $1,868 46.1x 41.8x 15.0% 24.1x 22.1x Fuji Television 2,200 5,608 4,356 24.2x 21.3x 3.5% 7.8x 7.3x Nippon TV Network 152 3,858 3,398 30.0x 22.5x 4.0% 6.8x 7.0x Tokyo Broadcasting 17 3,007 2,821 20.9x 22.9x 5.0% 8.2x 8.1x TV Asahi Corp 2,027 2,039 1,489 37.8x 32.2x 4.0% 7.8x 7.5x Mean 31.8x 28.1x 6.3% 10.9x 10.4x Median 30.0x 22.9x 4.0% 7.8x 7.5x 20

L Company Overview of Jupiter Programming (JPC) Project Alphabet 21 Summary JPC is Japan's largest multichannel television programming and content provider with interests in 16 platform neutral television channels (as of Jan. 2005) JPC invests in and operates programming assets and provides a variety of services to channels it manages and owns JPC offers economies of scale to its channels through a comprehensive infrastructure of services Advertising Sales: Advertising and sponsorship from companies such as Coca-Cola (Japan), Toyota and All Nippon Airway Co. Marketing & PR: JPC's centralized marketing team supports an individual channel's marketers in public relations and trade marketing, and represents the channels' interests in marketing negotiations with SKY PerfecTV, the main multichannel DTH platform in Japan Channel Operations: Through its subsidiary, Jupiter Broadcasting Systems (JBS), JPC provides origination, transmission and uplink services to JPC channels as well as to several third parties Production: Responsible for overseeing the production of promos, language versioning and original programming for the JPC's channels Other services: Affiliate Sales, Production, Finance & Accounting, Management Support and Regulatory and Government Relations Company Facts Established: March 22, 1996 Headquarters: Tokyo, Japan Net Profit (FY 2003): ¥2.6Bn (approximately $24MM) Investments: Jupiter Broadcasting Services (100%) - Origination, transmission & uplink services Jupiter Satellite Broadcasting (100%) - Broadcasting license holder for CS-124° and CS- 128° E OnLine TV (55%) - License holding company for video-over-ADSL platform Jupiter VOD (48%) InteracTV (42.5%) - Broadcasting license holder for CS-110 Notes Based on JPC management projections Assumes 28% minority interest Notes 1. Assumes 01/14/05 exchange rate of 102.6 ¥/$ 2. Forecasts per December 2004 management projections Key Financial Statistics ($MM) (1) 2003A 2004E (2) 2005E (2) Total Revenue $466 $578 *** % Growth 23.9% *** EBITDA $62 $83 *** % Margin 13.2% 14.3% *** % Growth 33.8% *** Net Income (Loss) $26 $27 *** % Growth 3.0% *** JPC Valuation Table ($MM) 2005 EBITDA Multiple: 12.0x 13.0x 14.0x 2005E EBITDA (1) *** *** *** Aggregate Value *** *** *** Less: 2004E Net Debt (1) 3 3 3 Less: Minority Interest (2) (405) (438) (472) Implied Equity Value *** *** *** Impied Value to L (50%) *** *** ***

Project Alphabet Section 4 Transaction Analysis

Transaction Analysis Illustrative Exchange Ratio Sensitivity Analysis Project Alphabet Illustrative U Share Price Illustrative L Share Price $44.00 $46.00 $48.00 $50.00 $52.00 $9.00 0.2045x 0.1957x 0.1875x 0.1800x 0.1731x Implied Exchange Ratio 9.50 0.2159 0.2065 0.1979 0.1900 0.1827 10.00 0.2273 0.2174 0.2083 0.2000 0.1923 10.50 0.2386 0.2283 0.2188 0.2100 0.2019 11.00 0.2500 0.2391 0.2292 0.2200 0.2115 22

Transaction Analysis Implied Exchange Ratio Analysis 10% HoldCo Discount Project Alphabet Assumed Implied U U Share Value per Low (2) High (3) Price L Share (1) $25.87 $28.14 L Per Share Value (ax-U) 9.00 $19.32 $45.19 $47.46 Implied LMI Share Pries 0.1992x 0.1896X Implied Exchange Ratio 9.42 20.21 $46.08 $48.35 0.2043x 0.1947x 9.58 20.56 $46.43 $48.70 0.2063x $47.34 0.2113X 0.1967X 10.00 21.46 $49.61 0.2016X 11.00 23.61 $49.48 $51.75 0.2223x 0.2126X Morgan Stanley Notes Based on 794MM U FDSO, 53.4% L stake and 178MM L FDSO. Applied 10% HoldCo discount to U value Based on J-COM value of $*** (9.0x 2005E EBITDA of $***, net debt of $2,244MM, 20% minority interest, 45.4% L interest), JPC value of $*** (12.0x 2005E EBITDA of $***, net debt of ($3.0MM), 28% minority interest, 50% L interest), Other Assets of $***, and cash with pro forma adjustments of $1,774MM Based on J-COM value of $*** (10.0x 2005E EBITDA of $***, net debt of $2,244MM, 20% minority interest, 45.4% L interest), JPC value of $***MM (14.0x 2005E EBITDA of $***, net debt of ($3.0MM), 28% minority interest, 50% L interest), Other Assets of $*** and cash with pro forma adjustments of $1,774MM 23 : Implied U share price based on offered exchange ratio and L's share price as of 1/14/05

Project Alphabet Transaction Analysis Implied Exchange Ratio Analysis HoldCo Discount Sensitivity Analysis U HoldCo Discount Implied L Share Price Implied Exchange Ratio. Implied U share price based on offered exchange ratio and L's share price as of 1/14/05. Assumes the following - L owns 53.4% of U - 9.0x-10.0x'05EBITDAJ- COM valuation ($*** -$***) - 12.0x-14.0x'05EBITDA JPC valuation ($*** - $***) - L Cash and Equivalents of $1.8Bn - Other assets ($*** - $***) Low High 10% 15% 15% 20% 10% 20% Illustrative U Share Price $9.00 $45.19 $44.12 $43.04 $47.46 $46.39 $45.31 0.1992X 0.2040X 0.2091X 0.1896X 0.1940X 0.1986} 9.42 46.09 44.97 43. 84 48.36 47.24 46.11 0.2044X 0.2095X 0.2148x 0.1948X 0.1994X 0.2043x 9. 58 46.43 45.29 44.15 48.70 47.56 46.42 0.2063x 0.2115x 0.2170x 0.1967X 0.2014X 0.2064) 10.00 47.34 46.14 44.95 49.61 48.41 47.22 0.2113X 0.2167X 0.2225X 0.1931X 0.1979X 0.2029x 11.00 49.48 48.17 46.86 51.75 50.44 49.13 0.2223X 0.2284X 0.2347X 0.1851X 0.1899X 0.1950x MorganStanley I: liTpHad U share prte based m DlTefed exEfiangeralloand L'E Ehana prtceasol V14ME

Project Alphabet Transaction Analysis Analysis of Exchange Ratio Multiple Based Analysis 25 ***

Project Alphabet Transaction Analysis Analysis of Exchange Ratio J-COM Values Implied by Exchange Ratio 26 ***

Project Alphabet Transaction Analysis Analysis of Exchange Ratio DCF Based Analysis 27 ***

Implied U share price based on exchange ratio offer (.2155x) and current L share price (1/14/05) Transaction Analysis Combination Benefit Analysis(1) Project Alphabet Impl. U. Share Price Prem. I (Disc.) to Current(2) Prem 1 (Disc.) to 1 month Prior (3) Illustrative Value of Combination Benefits Illustrative L $0 $250 Pro Forma Per $500 Share Value $750 Share Price $0.00 $0.97 $1.94 $2.91 $40.00 $8.62 (11%) (1%) $8.83 (8%) 2% $9.04(6%)4% $9.25 7% (4%) $42.00 $9.05 (6%) 5% $9 26(4%) 7% $9.47 (2%)9% $9.68 0% 12% $43.69 $9.42 (2%) $9.62 (0%) $9.63 $10.04 4% 9% 11% 13% 16% $44.00 (2%) $9.48 9% $9.69 1% 12% $9.90 3% 14% S10.11 5% 17% $46.00 $9.91 3% 14% $10.12 5% 17% $10.33 7% 19% $10.54 9% 22% $48.00 $10.34 7% 19% $10.55 9% 22% $10.76 12%24% $10.97 14% 27% $50.00 $10.78 12% 24% $10.98 14% 27% $11.19 16% 29% $11.40 18% 32% Notes For illustrative purposes only. Analysis does not represent what NewCo share price may actually trade at any time Based on current U share price of $9.64 as of 1/14/05 Based on U share price of $8.67 as of 12/14/04 Analysis assumes .2155x exchange ratio, implying 80MM new L shares issued resulting in 258MM pro forma L shares outstanding 28

Transaction Analysis "Has" / "Gets" Analysis Project Alphabet $MM, except per share L Variance Metrics U(1) (excl.U)(2) Pro Forma(3) Value % 2004E EBITDA $875 $274 $1,149 $274 31.3% Net Debt $3,163 ($142) $3,021 ($142) (4.5%) Non-Consolidated Assets $1,000 $628 $1,628 $628 62.8% EBITDA per Share $1.10 _ $0.94 ($0.16) (14.5%) Net Debt per Share $3.98 - $2.48 ($1.51) (37.8%) Non-Consolidated Assets per Share $1.26 - $1.33 $0.08 6.0% Net Debt/EBITDA per Share 3.6x - 2.6x (1.0x) (27.3%) MorganStanley 29 Notes 1. 2004 estimates per U forecast. Unconsolidated assets based on market values and book values per 9/30/04 10Q. Based on 794MM U FDSO 2. 2004 estimates per L forecast. Incorporates L's proportional interest in EBITDA and Net Debt of J-COM, JPC and Puerto Rico asset. Unconsolidated assets based on illustrative analysis. Based on 178MM L FDSO 3. Based on current exchange ratio of 0.2155x, 370MM minority U shares A combination of U with L would result in U shareholders having lower net debt in NewCo per existing U share

Transaction Analysis Cross Ownership Analysis U and L Project Alphabet Top 25 U /L Cross Holdings U L Institution Shares Valued % of Float Shares Value(1) % of Float Total Value (1) Capital Research S. Management Co. 55.9 $542.3 15.1% 7.4 $344.7 4.6% $887.0 Transamerica Investment Management LLC 1.1 30.2 0.8% 7.5 346.1 4.7% 376.3 Smith Barney Assest Management 3.1 100.5 2.8% 4.4 203.8 4.1% 304.3 Janus Capital Management LLC 2.7 26.6 0.7 6.2 298.9 3.0% 315.5 Oppenheimer Funds, Inc. 31.5 305.9 8.5% 0.2 8.3 0.1% 314.2 Fidelity Management & Research Co. 2.7 26.3 0.7% 5.2 241.0 3.2% 267.3 PEA Capital LLC 18.3 182.8 5.1% 1.5 710.1 0.9% 252.9 Orbis Investment Management Ltd. 5..8 56.4 1.6% 2.9 135.4 1.8% 191.8 General Electric Asset Management 0.4 3.9 0.1% 3.7 173.4 2.3% 177.3 GAM CO Investors, Inc. 5.5 53.3 1.5% 2.5 117.2 1..3% 170.5 Arnhold & S. Bleichroeder Advisera, Inc. 7.1 68.5 1.9% 2.2 100.6 1.4% 169.0 Vanguard Group, Inc. 7.3 70.9 2.0% 2.1 99.5 0.4% 170.4 Wellington Management Co. LLP 14.3 138.6 3.9% 0.7 30. 1.1% 168.9 Marathon Asset Management Ltd. 8.1 78.2 2.2% 1.7 79.5 1.3% 157.8 SsgA Funds Management 3.0 29.3 0.8% 2.0 92.3 1.2% 121.6 Eagle Capital Management LLC 1.5 14.9 0.4% 2.3 104.5 1.4% 119.4 RS Investment Management LP 6.6 64.1 1.8% 1.0 48.3 0.7% 112.5 Neuberger Berman LLC 2.6 25.7 0.7% 1.8 82.3 1.1% 107.9 Fir Tree. Inc. 2.1 20.0 0.6% 1.8 84.0 1.1% 103.9 Putnam Investment Management., Inc. 1.5 15.0 0.4% 1.5 71.6 1.0% 86.5 HBK Investments LP 0.0 0.0 0.0% 1.7 78.2 0.3% 78.2 Barclays Global Investors, N.A. 6.0 58.5 1.6% 0.4 18.9 0.6% 77.4 Columbia Warger Asset Management LP 3.0 29.1 0..8% 1.0 45.0 0.6% 74.1 TIAA-CREF Investment Management LLC 2.1 20.2 0.6% 1.0 47.6 0.8% 67.8 Osterweis Capital Management, Inc. 6.7 64.9 1.8% 0.0 0.5 0.0% 65.4 Total 208.9 $2,026.0 56.4% 62.8 $2,912.0 39.1% $4,938.0 30 Source FactSet Research Systems 148 of the 239 (62%) institutional holders of U hold L Holdings of the 148 institutions represent approximately 70% (top 25 account for 56%) of U's public float and approximately 46% (top 25 account for 39%) of L's total market value Note As of December 2004

Project Alphabet Section 5 Precedent Transaction Analysis

Precedent Transaction Analysis Premiums Paid in Precedent Squeeze-Outs Project Alphabet Morgan Stanley reviewed minority "squeeze-out" transactions with the following criteria: Cash and/or stock transactions greater than $1Bn Stock-only transactions greater than $500MM 31 Historically, precedent minority squeeze-outs have on average occurred at lower premiums to the unaffected share price than M&A transactions in general Median premium for minority squeeze-outs in our identified criteria is approximately 24% for deals greater than $1Bn in size and 19% for stock-only deals greater than $500MM in size Factors affecting size of premium paid: Deal size Size of initial ownership (vote / economic) Cash vs. stock consideration Relative size of Parent vs. Target Recent share price history / movement pre-negotiation

U.S. Minority Squeeze-Outs over $1Bn since 1995 Initial and Final Premiums (%) Precedent Transaction Analysis Source: Company press releases, public filings and FactSet 32 Special Committee Considerations Precedent Minority Squeeze-Out Transaction Analysis U.S. Completed Transactions over $1Bn since 1995 Project Alphabet Size ($Bn) 1.4 1.6 3.6 8.4 2.3 1.3 2.5 1.4 4.8 1.2 11.2 1.6 1.9 13.6 Initial Premium Incremental Premium Median Premium 23.5% Cash-only Transaction Cash/Stock Mix Transaction Stock-only Transaction

Project Alphabet Special Committee Considerations Precedent Minority Squeeze-Out Transact Deals of$1Bn or more, 1995-YTD Minority Squeezeout Transactions (Deals of $1Bn or more since 1995) Data Announced Target Name Acquiror Name % Sought Initial Premium(%) Final Premium(%) Price per Share (4) Public- Private Process 8/15/2000 Infinity Broadcasting Corp Viacom Inc 105,432 13,649 13% 62% 38% 14% 9% 32.39 Pubic 8/30/2000 AXA Financial Inc. AXA-UAP SA 52,996 11,189 21% 60% 40% 5% 15% 54.63 Pubic 8/2/2004 Cox Communications Cox Enterprises MM 8,390 NM 62% 38% 16% 26% 34.75 Pubic 6/26/1997 Rhone-Poulenc Roner Inc Aventis SA 13,905 4,832 35% 63% 37% 16% 22% 97.00 Pubic 3/19/2003 Expedia USA Interactive 25,197 3,636 14% 58% 42% 8% 30% 81.41 Pubic 3/21/2000 Travelers Property Casualty Citigroup Inc 195,527 2,449 1% 85% 15% 23% 25% 41.95 Pubic 8/25/1885 GEICO Corp. Berkshire Hathaway Inc 30,328 2,349 8% 53% 47% 26% 26% 70.00 Pubic 2/14/2000 CareInsight, Inc. Healtheon/WebMD Corporation 8,696 1,884 22% 67% 33% 6% 11% 16.17 Pubic 2/4/2002 Intimate Brands Inc Limited Inc 7,615 1,645 22% 82% 18% 6% 12% 19.72 Pubic 3/17/2000 Vastar Resources Inc BP Amoco PLC 166,832 1,576 1% 80% 20% 15%. 35% 83.00 Pubic 7/9/2000 Life Technologies Invitrogen 1,825 1,444 79% 72% 28% 22% 22% 60.00 Pubic 10/6/2003 UGC Europe Inc UnitedGlobalCom Inc. 2,595 1,352 52% 67% 33% 10% 48% 78.24 Pubic 3/27/2000 Hartford Life (ITT Hartford) Hartford Fin Svcs Group Inc 9,178 1,325 14% 80% 20% 9% 25% 50.50 Pubic 4/10/2003 Hotels.com InterActiveCorp 13,284 1,237 9% 62% 38% 8% 19% 60.24 Pubic Cash Transaction Average: 17.5% 26.3% Sourc e: Company press releases, public Mings and FaclBel MorganStanley Notes 1. MarKelCapatddeollranaactlrjn snnauncemert 2. ENCIudeE assumed llatJllllfeE 3. OonEtderallm slrudure Includes JJ2.10 casn ana 271 MiA ADRe 4. Eacn cutElandng snare at Life Tecfinolo^es common stock converts Irtoseci.DO. in cash or Invllrogen stork nr dc4fi 33

U.S. All-Stock Minority Squeeze-Outs over $500MM since 1995 Initial and Final Premiums (%) Precedent Transaction Analysis Source: Company press releases, public filings and FactSet 34 Special Committee Considerations Precedent Minority Squeeze-Out Transaction Analysis U.S. All-Stock Completed Transactions over $500MM since 1995 Project Alphabet Size ($Bn) 1.4 3.6 .7 .8 1.2 1.6 1.9 13.6 .8 Initial Premium Incremental Premium Median Premium 19.4%

Precedent Transaction Analysis Minority Squeezeout Transactions ( All-Stock Deals of $500MM or more since 1995 Date Announced Target/Acquiror Aquiror Market Cap (1) ($MM) Trans. Value (2) Trans. Value as % of Acquiror Market cap % Initial Economic Ownership % Initial Voting Ownership % Sought Share Price Premium Initial Premium (%) Final Premium (%) Offer Increase (%) Price per Share ($) Exchange Ratio Analysis Bump History Al-Market Exchange Ratio Initial 1 2 3 Total Exch. Ratio Premium Public/Private Process Majority of Minority? Tender/Merger 8/15/2000 Infinity Broadcasting Corp/Viacom Inc 105,432 13,649 13% 62% 90% 38% 14% 9% 5% 32.89 0.496 0.564 0.592 -- -- 19% Public No Merger 3/19/2003 Expedia/USA Interactive 25,197 3,636 14% 58% 95% 42% 8% 30% 44% 81.41 1,254 1.3485 1.8875(3) 1.9288 1.9388 55% Public No Merger 2/14/2000 CareInsite, Inc./Healtheon/WebMD Corporation 8,696 1,884 22% 67% 67% 33% 6% 11% 4% 16.17 1.175 1.250 1.265 1.300 -- 11% Public No Merger 2/4/2002 Intimate Brands Inc/Limited Inc. 7,615 1,645 22% 82% 94% 18% 6% 12% 5% 19.72 0.986 1.046 1.100 -- -- 12% Public No Tender 10/6/2003 UGC Europe Inc/UnitedGlobalCom Inc. 2,595 1,352 52% 67% 67% 33% 10% 48% 14% 78.24 8.197 9.0 10.3 -- -- 26% Public Yes Tender 4/10/2003 Hotels.com/InterActive Corp 13,284 1,237 9% 62% 97% 38% 8% 19% 33% 60.24 1.680 1.806 2.400(2) -- -- 43% Public No Merger 5/31/2002 Ticketmaster/USA Interactive 11,779 841 7% 63% 93% 37% 8% 23% 16% 15.85 0.751 0.807 0.875 0.913 0.936 25% Public No Merger 2/2/2000 Thermo Instrument Systems Inc/Thermo Electron Corp 2,719 832 31% 89% 89% 11% 2% 2% 0% 20.40 0.831 0.85 -- -- -- 2% Private No Tender 2/15/2002 NRG Energy Inc/Xcel Energy 7,919 673 8% 74% 97% 26% 25% 29% 3% 12.86 0.421 0.485 0.500 -- -- 19% Public Yes Tender Mean 8% 20% 14% 23% Median 8% 19% 5% 19% 35 Precedent Minority Squeeze-Out Transactions All-Stock Deals of $500MM or more, 1995 - YTD Project Alphabet Notes Market Cap at date of transaction announcement Excludes assumed liabilities 3. Initial and secondary exchange rate offers for the Expedia and Hotels.com transactions reflect an approximate 5 month break in negotiations Source: Company press releases, public filings and FactSet (3) (3)

Project Alphabet Appendix A U Supplemental Materials

U Supplemental Materials Overview of U Project Alphabet 36 Recent Events 12/22/04 - Acquires Telemach, largest Slovenian broadband communications provider, from EMP Europe for €74M 12/20/04 - Announces acquisition of L's indirect interests in Telenet Group Holding N.V. and Chorus Communications 11/16/04 - Announces acquisition of part of the Canal+ premium sports/movie programming business in Netherlands 7/7/04 - Completes acquisition of Noos 3/31/04 -Announces €500MM convertible senior note offering 1/12/04 - Announces $1Bn rights offering 1/5/04 - Announces that L has completed the acquisition of the outstanding shares of Class B stock of U from the Company's founding shareholders 12/17/03 - U shareholders approve issuance of shares in exchange offer for U Europe shares Source U website Board of Directors Gene W. Schneider, Chairman of the Board, U Robert R. Bennett, President and CEO, Liberty Media John P. Cole, Jr., Founder, Cole, Raywid, and Braverman John W. Dick, Chairman, Hooper Industries Group Bernard Dvorak, SVP / Controller, L Michael T. Fries, President and CEO, U Paul A. Gould, Managing Director, Allen & Company Gary S. Howard, Director, Liberty Media and Intelsat David B. Koff, SVP, Liberty Media John C. Malone, Chairman of the Board, L Summary U is the largest international broadband communications provider of video, voice, and internet services spanning 14 countries As of 9/30/04, U's networks reached approximately 15.5MM homes and over 11.1MM subscribers Subscribers include 9.1MM video, 1.3MM high-speed internet, and 0.8MM voice U Europe, Inc. is the Company's largest consolidated operation, providing services across 11 European countries (10MM subscribers) Business divisions are UPC Broadband and chellomedia The Company's primary Latin American operation, VTR GlobalCom S.A., is the largest MSO in Chile Other businesses include: Operations in Brazil and Peru, An approximate 19% interest in SBS Broadcasting S.A., a publicly traded European commercial television and radio broadcasting company, and An approximate 34% interest in Austar United Communications Ltd., a publicly traded pay-TV provider in Australia Recent 3Q04 performance: Revenue growth of 39% to $658 million Operating Cash Flow growth of 41% to $242 million Net RGU additions (excluding Noos) of 103,900 Executive Officers Gene W. Schneider, Chairman of U Michael T. Fries, Chief Executive Officer Frederick G. Westerman III, Co-Chief Financial Officer Charles Bracken, Co-Chief Financial Officer U's principal unconsolidated assets include: SBS Broadcasting Austar United TKP (25% interest in a Canal+ Polish subsidiary) Iberian Programming Services (Multicanal)

Project Alphabet Note Based on 1 vote per Series A share, 10 votes for Series B and Series C shares L has 53.4% economic ownership and 90.9% voting power of U U Supplemental Materials U Shareholder Analysis U Shareholder Analysis # of # of # of Series B # of # of Series Series Series A B Series B Common Common Common Common (OOOs) Shares Shares Common Shares Shares Shares Institutional Holdings Capital Research & Management Company 55,909 0 0 0 0 Oppenheimer Funds, Inc. 31,533 0 0 0 0 PEA Capital, LLC 18,848 0 0 0 0 MacKay Shields LLC 16,172 0 0 0 0 Lone Pine Capital, L.L.C. 14,532 0 0 0 0 Wellington Management Company, LLP 14,293 0 0 0 0 York Capital Management, L.P. 8,471 0 0 0 0 Smith Barney Asset Management 8,275 0 0 0 0 Marathon Asset Management Ltd. 8,065 0 0 0 0 Silver Point Capital 7,501 0 0 7.9% 7.9% Vanguard Group, Inc. 7,310 0 0 7.9% 7.9% All Other Institutional Holdings 149,901 0 0 7.9% 7.9% Total Institutional Holdings 340,811 0 0 42.9% 7.9% L 35,829 10,493 337,462 53.4% 90.9% Mark L. Schneider 302 0 0 0.0% 0.0% Gene W. Schneider 268 0 0 0.0% 0.0% Albert Carol lo 230 0 0 0.0% 0.0% Other Publicly Held Shares 26,649 0 2,141 3.4% 1.1% Total Shares 404,089 10,493 379,603 100.0% 10,493 Shares Not Owned by L 368,259 0 2,141 46.6% 9.1% Source Thomson Ownership, U Company Data - Denotes holder of L shares

U Supplemental Materials U Summary Statistics Project Alphabet U Summary Statistics $MM As of 12/31/03 per 10K 9 Months Er RGUs % Revenue % Country 2,847 31.1% $520 29. 7% Netherlands 882 9.6% 222 12.7% Austria 558 6.1% 94 5.4% France UPC 159 1.7% 27 1.6% Belgium 375 4.1% 64 3.7% Sweden 435 4.7% 81 4.6% Norway 917 10.0% 156 8.9% Hungary 404 4.4% 58 3.3% Czech Republic 298 3.3% 24 1.4% Slovak Republic 333 3.6% 19 1.1% Romania 1,022 11.2% 77 4.4% Poland -- - 19 1.1% Other 8,230 89.9% $1,361 77.7% Total (ex. Noos Chorus) -- -- 179 10.2% Chellomedia -- -- 89 5.1% Noos -- -- (102) (5.8%) Chorus 8,230 89.9% $1,526 87.1% Eliminations 926 10.1% $222 12.7% Total EUrope 0.2% VTR Corporate/ Other Total U $1.751 100.09. 100.0% Project Alphabet 38

U Supplemental Materials U Research Analyst Commentary Project Alphabet U Research Analyst Commentary Price at Price Target11' Broker Date Rating Report Current Present Value Morgan SkTiky 1/14/2005 Equal Weight $9.51 $11.00 $10.00 15.4% 5.2% Janoo Farmers 1/12/200 Buy 9.26 15.27 13.88 64.9% 49.9% SliFel. Nicdaus 11/11/2004 Market Outperform 8.10 13.00 12.01 60.5% 48.2% JB Hanaueri Co. 11/11/3004 Outperform 8.1u 10.50 9.70 29.6% 19.7% JPMorgan 11/09/2004 Neutral 7.91 NA NA NA NA Independent Research Group Euy 7.2?. 11.00 10.24 51.7% 41.3% Mean 312.15 311.17 44.5% 32.9% Median 311.00 310.24 51.7% 41.3% Analyst Commentary Positives Potential Issues We believe that it is inevitable that consumers will interact mone and more with that TV in the future and that U is positioned totumthat trend into growth for their video business. The digital tier is an unregulated tier where U can change customers what they feel the market will bear - Stifel, Nicdaus(11/11/04) shares trade at an EV/EBITDA multiple of 6K our 2005 estimate, a premium to its UK peers. At current levels, we continue to favor NTL, given the greater execution and potential M and A) risk associated with U's pan-European strategy - JPMorgan (11/10/04) We believe strongly in U's prospects because it has a loyal analog subscriber base, average monthly chum of only 0.7% in Europe, and little competition frorn satellite in key served markets. Moreover, the Company has been adding high-margin broadband customers at a rapid pace - IRG Research (9E2/04) We would not be surprised to announcement [from L regard in funds actively trade U and are c Although wg expect the cornpar MaAtransaction(s). we believe company overpays in such a tra shares could outperform if that it doesn't already own A large part of U's long-term grc acquisitions into its portfolio of z could damage the company's al encumber management resourt company 39 Note Discount rate of 10% applied to PV calculation. Amount of discount proportionate to date of report

U Supplemental Materials U Comparative Research Estimates Research Projections 2004E 2005E 2006E 2007E 2008E 2009E CAGR Revenue Morgan Stanley $2,457 $3,172 $3,409 $3,630 $3,866 $4,101 10.8% Stifel, Nicolaus 2,482 3,074 3,345 3,672 4,041 4,457 12.4% IRG 2,457 2,912 3,144 NA NA NA Janco Partners 2,455 3,092 NA NA NA NA U(1) 2,443 3,368 NA NA NA NA EBITDA Morgan Stanley $ 739 $1,160 $1,252 $1,350 $1,448 $1,552 14.5% Stifel, Nicolaus 887 1,108 1,232 1,378 1,546 $1,741 14.4% IRG 871 1,033 1,171 NA NA NA Janco Partners 868 1,096 NA NA NA NA U(1) 875 1,146 NA NA NA NA FCF Morgan Stanley $ 278 $ 343 $ 517 $ 617 NA NA NA Stifel, Nicolaus 203 359 506 675 864 1,079 39.6% IRG NA NA NA NA NA NA Janco Partners 221 322 NA NA NA NA U(1) 264 189 NA NA NA NA S.CONT Morgan Stan ley U Supplemental Materials U Comparative Research Estimates Project Alphabet 40 Note U's budget 2005 estimates adjusted for spot exchange rate (1.31 $ / €) - currently U utilizes 1.23 in their current budget

U Supplemental Materials U.S. & European Cable Company Selected Trading Statistics January 12, 2005 Project Alphabet 41 Cable Agg. Value I Equity Value (IMM) Price as of L'U.'OE Price.'FCF[i) ------------- 2005E (x) LTM High %of LTM High LTM Low 2004E W 2005E 2004E Agg. Value1*'.' 'ME Sub* (*) US Comcast $33.57 $36.50 92.0% $26.25 74,755 86.167 10.9X 9.7X 3.8 03 33.6x 23.2x Charter $2.05 $5.69 36.0% $2.00 1,370 19,942 10.6X 10.3X 3,283 NM NM Cablevision $24.35 $27.70 87.9% $16.13 7,060 13,776 10.6X 9.5X 4,284 NM NM Insight $9.56 $11.73 81.5% $7.83 576 3,937 9.4X 8.7X 3,102 10.8x 11.7X Mediacom $6.23 $10.00 62.3% $5.06 737 3,730 e.sx 3.5x 2,566 12.0X 8.3x Europe NTL $67.62 $73.79 91.6% $46.65 6,099 11,319 3,131 21.5x 14.3X Telewest $16.67 $19.75 84.4% $9.78 4,084 7,186 3,853 43.3x 16.8X Notes 1. Aggregate Value is defined as Equity Value + Net Debt + Minority Interests - Unconsolidated Assets Cable Aggregate Value is defined as Aggregate Value - Non Cable Assets Cable Equity Value is defined as Equity Value - Non-Core Assets LFCF is defined as ULFCF - Net Interest Expense and reflects LFCF of the whole business, rather than cable-only

Project Alphabet U Supplemental Materials U Discounted Cash Flow Analysis Sum Adjusted Case Key DCF Assumptions - U consolidated projections based on Company 2005 budget - Terminal value calculated as a multiple of 2010E EBITDA - Net debt and minority interest of $3.2Bn - No taxes paid - Unconsolidated assets of approximately $1.0Bn MorganStanley 1. M04E - ZHEE par U bujgal (3001E raaJJUElad fcf spol eoctisnge rale of 1.31VI). 2. Unlevsnad FCF = EBFT- Caplal Experrillues * D&A - Inveslirenl InVVorMng CapllS U Discounted Cash Flow Summarv(1) Years Ending Dec 31 CAGR 2004E 2005 E 2006E 2007E 2008E 2009E 04-09 Revenue $2,443 $3,368 $3,637 $3,892 $4,125 $4,373 12.3% Annual Growth N/A 37.8% 8.0%- 7.0% 6.0% 6.0% EBITDA 875 1,146 1,Z62 1,362 1,444 1,530 11.8% Annual Growth N/A 31.0% 10.1% 7.9% 6.0% 6.0% Margin 35.8% 34.0% 34.7% 35.0% 35.0% 35.0% Capital Expenditures (391) (674) (721) (739) (743) (787) % of revenue 16.0% 20.0% 20.0% 19.0% 18.0% 18.0% Free Cash Flow to the Unlevered Firm $516 $431 $493 $636 $704 $704 7.5% Annual Growth NM (16.3%) 14.3% 28.9% 10.7% 5.1% U Equity Value per Share Terminal EBITDA Multiple WACC 7.50x 7.75x 8.0x 8.25x 8.50x 8.00% $10.66 $11.01 $11.35 $11.70 $12.05 8.50% 10.38 10.72 11.06 11.40 11.74 9.00% 10.11 10.44 10.77 11.10 11.43 9.50% 9.84 10.16 10.49 10.81 11.14 10.00% 9.58 9.90 10.22 10.53 10.85 Implied Perpetual Growth Rate of FCF Terminal EBITDA Multiple WACC 7.50x 7.75x 8.0x 8.25x 8.50x 8.00% 3.0% 3.2% 3.3% 3.5% 3.6% 8.50% 3.5% 3.7% 3.8% 3.9% 4.1% 9.00% 4.0% 4.1% 4.3% 4.4% 4.6% 9.50% 4.5% 4.6% 4.8% 4.9% 5.0% 10.00% 4.9% 5.1% 5.2% 5.4% 5.5%

Project Alphabet Cost of Capital Analysis Worksheet Company Levered Beta Market Cap(1) Book Value of Debt(2) Tax Rate Cablevision 1.515 .I 8.0 35% 114% 0.870 Comcast 1.132 74.8 22.5 35% 30% 0.947 DirecTV 1.086 22.3 2.4 35% 11% 1.014 NTL 1.069 6.1 5.5 35% 90% 0.674 Average Beta 0.88 Median Beta 0.91 Cost of Equity Unlevered Beta 0.9 Assumed Debt/Equity Levered 59.0% Levered Beta 1.257 Risk 5.5% 7.0% Premium Risk-Free Rate(3) 4.2% 4.2% Cost of Equity (4) 11.1% 13.0% Weighted Ave Cost of Equity 11.1% 13.0% Cost of Debt 5.50% 5.50% Tax Rate 35.0% 35.0% % Debt Capitalization 37.1% 37.1% WACC 8.3% 9.5% Notes 1. BaEEd nn maKel prices as or 1.11-1 .CC Inrii H. - - lin fi- n | nam aptlore 2. As-perconpanynilngs 3. Rlsk-liee rale assumed ID be U.S. 10- iesr Ireasury of J.2h i. Cost Dl Eqully - 9ela' Rth Premlim * RSfc-FTBfl Rite 1.

U Supplemental Materials U Discounted Cash Flow Analysis Summary Derived from Management Guidance Project Alphabet Note Unlevered FCF = EBITDA - Capex + Working Capital Key DCF Assumptions U consolidated based on a country by country build- up based on 2005 management budget and 5 year CAGR guidance from management Terminal value calculated as a multiple of 2010E EBITDA Net Debt of $3.2Bn No taxes are paid Unconsolidated assets of approximately $1Bn Project Alphabet U Discounted Cash Flow Analysis Su Derived from Management Guidance Key DCF Assumptions - U consolidated based on a country by country build up based on 2005 management budget and 5 year CAGR guidance from management - Terminal value calculated as a multiple of 2010E EBITDA - NetDebtof$3.2Bn - No taxes are paid - Unconsolidated assets of approximately $1 Bn U Discounted Cash Flow Summary Revenues % growth EBITDA % growth % margin Capital Expenditures % of revenue Free Cash Flow to the Un levered Firm(1) % growth U Equity Value per Share Years Ending De 2004E 2005E 2006E $2,443 $3,368 $3,219 $3,2 37.8% (4.4%) 11. $875 $1,146 $1,165 31.0% 1.6% 14. 35.8% 34.0% 36.2% 37 $381 $674 $422 $4 15.6% 20.0% 13.1% 13 $494 $474 $739 $8 (4.0%) 55.8% Implied Perpetu WACC Terminal EBITDA Multiple WACC Ten 8.50x 7.50K 8.0XK 8.25x 7.75x 8.00% $14.19 $14.61 $15.04 $15.46 $15.89 8.50% 13.8 4 14.25 14.67 15.08 15.50 9.00% 13.49 13.90 14.30 14.71 15.11 9.50% 13.16 13.55 13.95 14.35 14.74 10.00% 12.83 13.22 13.61 13.99 14.38 7. 7.50x 8.00% 0.1% 0 8.50% 0.6% 0 9.00% 1.0% 1 9.50% 1.5% 1 10.00% 1.9% 2 MorganStanley Not 1. UrtaranedFCF= EHITDA-Capat *| WcrtJng Capital 44

U Supplemental Materials Austar United Communications Exchange: ASX Project Alphabet 45 Source FactSet LTM Share Price Performance $US Volume (000s) Company Description Austar is Australia's second largest subscription television operator, providing principally satellite delivered pay television services to regional and rural Australia Provides communications services to its customers, bundling mobile telephony and Internet services with its television product Also holds a 50% ownership interest in XYZ Networks Pty Limited ("XYZ"), the exclusive owner and/or distributor of six key programming channels in Australia Due to the low housing densities that characterize Austar's service area, Austar primarily employs digital DTH satellite and wireless cable technologies to deliver its service Key Statistics U owns approximately 446MM shares (34% interest) in Austar Equity market capitalization of $807MM 3Q04 Financial Highlights: Revenue of $101.1MM, up 25.3% year-over-year EBITDA of $28.2MM, up 198% year-over-year Net profit of $2.5MM, up $10.4MM year-over-year net gain 16,888 new Subscribers for the quarter, bringing total number of Subscribers to 476,707 Churn of 1.10% Current (01/14/05) $0.68 LTM % Change 54% 52 Week High $0.74 52 Week Low $0.43 1 Month Avg. $0.71 3 Month Avg. $0.69 6 Month Avg. $0.65 Avg. Daily Trading Volume 0.74 Avg. Daily Trading Value $0.44

U Supplemental Materials SBS Broadcasting SBS Broadcast! 115 is a European television and radio broadcasting company with complimentary print operations Second largest European broadcasting footprint - 100 million population in 9 markets served Television: Started operations in 1990 in Scandinavia - Owns interests in 10 top tier TV stations in 7 countries Radio: Established in 1994 - Owns consolidated interests in 53 stations in 5 countries Print: Acquired Veronica magazine, the largest TV/Radio guide published in The Netherlands U owns approximately 6M shares (19% interest) in SBS Equity market capitalization of $1.1Bn 2003 Revenue breakdown: - Total Revenue: $733MR - Television broadcast operations: 88.0% - Radiobroadcast operations: 8.0% - Print operations: 4.0% 3Q04 Financial Highlights - Revenue of 139.2MM, up to 20.8% - EBITDA of 14.2MM, up to 19.3% Exchange: Nasdaq, Ticker: SBTV Current (01/14"5) $3.O5 LTM % Change 19% 52 Week High $40.25 52 Week Low $29.19 1 Month Avg. $37.55 3 Month Avg. $36.19 6 Month Avg. $35.39 Avg. Daily Trading Volume 0.05 Avg. Daily Trading Value $1.68 Project Alphabet 46 Source FactSet LTM Share Price Performance $US Volume (000s) Company Description SBS Broadcasting is a European television and radio broadcasting company with complimentary print operations Second largest European broadcasting footprint 100 million population in 9 markets served Television: Started operations in 1990 in Scandinavia Owns interests in 10 top tier TV stations in 7 countries Radio: Established in 1994 Owns consolidated interests in 53 stations in 5 countries Print: Acquired Veronica magazine, the largest TV/Radio guide published in The Netherlands Key Statistics U owns approximately 6MM shares (19% interest) in SBS Equity market capitalization of $1.1Bn 2003 Revenue breakdown: Total Revenue: $733MM Television broadcast operations: 88.0% Radio broadcast operations: 8.0% Print operations: 4.0% 3Q04 Financial Highlights: Revenue of €139.2MM, up 20.8% EBITDA of €14.2MM, up 19.3%

Project Alphabet U Supplemental Materials Overview of U Unconsolidated Assets U Unconsolidated Asset Overview Asset Description TKP (Poland) o In 2001, UPC merged its Polish satellite television platforms Cyfra+ and Wizja TV with Canal+ Group, the TV & Film division of Vivendi Universal, forming a common digital TV platform in Poland o Offers Polish viewer access to a choice of local and international television and radio channels, and also a wide range of interactive TV services - Distributes MTV Polska, the most widely distributed music channel in Poland, and VH1 Polska, a similar Polish language version of MTV's 25-44 year-old focused channel Iberian Programming [Multicanal) Telenet o Producer and distributor of leading thematic television channels in Spain and Portugal o Produces and designs content for five channels with very varied subject matters: Canal Hollywood (cinema), Odisea (documentaries), Sol Musica (music), Canal Panda (children's program) and Canal de Historia (documentaries) o Telenet is the largest Belgian cable operator and it is the only offering triple play o Covers the region of Flanders whose population accounts for 58% of Belgium's population o As of 30 June 2004, Telenet's offering includes: - 1,585k TV subs (94% penetration) - 451k internet subs (16% penetration) - 275k telephony subs (10% penetration) Melita Reality TV Europe MGM Latin America o In 1991, Melita was awarded an exclusive 15 year license to provide cable television service to the Maltese Islands of Malta and Gozo o Melita Cable serves over 100,000 subscribers, with penetration rates of approximately 76% o Melita offers over 56 different channels ranging from news and documentaries to general entertainment, movies and sporting events and educational programs o Reality TV channel that combines hard-hitting, real-life drama with a close-up look at the work of police, fire fighters, emergency room medics and rescue teams o Alongside the action, viewers can find intelligent, probing documentaries and fun-filled profiles of weird people, strange places and unsolved mysteries o United Latin America and MGM Worldwide Television Group's MGM Networks, a unit of Metra-Goldwyn-Mayer. Inc., formed MGM Networks Latin America, LLC as a 50/50 joint venture, in May 1998, to produce and provide programming for the multi-channel television market in Latin America Source Company Websites, U 2QD31Q-K MorganStanley 47

U Supplemental Materials Historical and Projected Performance U Consolidated per U Budget Project Alphabet $MM; RGUs in 000s Actual U Estimate CAGR 2002 2003 2004E 2005E '02-'05 Subscribers RGUs 8,829 9,145 11,499 12,804 13.2% % growth 3.6% 25.7% 11.3% Financials Revenue $1,515 $1,892 $2,443 $3,184 28.1% % growth 24.9% 29.1% 30.3% EBITDA 296 629 375 1.084 54.1% % margin 19.5% 33.2% 35.8% 34.0% % growth 112.5% 39.1% 23.9% CapEx 335 333 381 703 28.0% % of revenue 22.1% 17.6% 15.6% 22.1% FCF (629) 59 264 113 NA % growth NM 347.5% (57.2%) 48 Source Management MorganStanley

Project Alphabet Appendix B L Supplemental Materials

L Supplemental Materials L Research Analyst Commentary Project Alphabet Price at Price Target*11 Target % Premium/(Discount) Broker Date Rating Report Current Present Value Current Target PV Target Independent Research Group 12/8/2004 Buy $43.88 $49.00 $44.90 11,7% 2.3% Stifel, Nicolaus 12'/6/2004 Market Outperform 43.37 51.00 $46.73 17.6% 7.8% Bear Stearns 12/2/2004 Peer Perform 43.68 41.00 $37.57 (6.1%) (14.0%) Fulcrum Partners 11/16/2004 Neutral 40.20 NA NA NA NA Lehman Brothers 11/15/2004 Equal-Weight 39.32 43.00 $39.72 9.4% 1.0% Mean $46.00 $42.23 8,1% (0.7%) Median $46.00 $42.31 10.5% 1.7% Analyst Commentary Positives Potential Issues ....This new [Super Media] structure in which L explicitly controls J-COM will allow the Company to move more quickly in strategic actions. Subsequently, were L to push for an IPO, this could accelerate the Company's ability to make acquisitions in Japan...which have been particularly cumbersome in the past - Stifel, Nicolaus (12/6/04) We. .believe the spin-off was an appropriate move, as the international cable business warrants a different capital structure (e.g. higher amounts of acceptable leverage), offers higher growth potential and capital investment characteristics, and is attracting investors with a different risk profile With the initial rights offering now completed, we believe the stock now represents an attractively priced growth story... - Lehman Brothers (11/15/04) L should do well on its own... Catalysts include progress on the merger of L's and U's Chilean cable operators, a potential IPO of J-COM, and potential acquisition of the publicly traded portion of U - IRG Research (11/3/04) Risk include L retaining its holding company discount due to its broad array of partial interests; its subsidiaries making bad acquisitions, U's history of overleveraging, lack of control of subsidiaries, and control by a key employee - IRG Research (12/8/04) Given the choice between U and L, we choose the pure operating asset U...Our opinion is borne out by the potential upside of U...particularly given that we view these equities to bear similar levels of risks - Stifel, Nicolaus (12/2/04) We maintain our Peer Perform rating, but we can't disregard the likelihood that L is becoming "long-risk, short value." L's price action-trend, momentum and strength indicators - are all adamantly signaling overbought status, in our opinion - Bear Stearns (12/2/04) 49 Note Discount rate of 10% applied to PV calculation. Amount of discount proportionate to date of report

Project Alphabet Fullydiluted shares outstanding at L of 178MM JM has 34% of fullydiluted voting rights per L prospectus L Supplemental Materials L Shareholder Analysis * of Series E Common L Shareholder Analysis Shares % (000s) # of Series A Common Shares ! % Economic Voting(1) Institutional Holdings Transarnerica Investment Management, LLC 7,463 0 4.3% 3.1% Capital Research & Management Company 7,431 0 4.3% 3.1% SPO Partners & Co. 6,832 0 4.0% 2.9% Harris Associates L.P. 6,563 0 3.8% 2.8% Janus Capital Management LLC 6,229 0 3.6% 2.6% Fidelity Management & Research 5,195 0 3.0% 2.2% Smith Barney Asset Management 4,395 0 2.5% 1.8% Wallace R. Weitz Company 3,807 0 2.2% 1.6% GE Asset Management Inc. 3,740 0 2.2% 1.6% Orb is Investment Management Ltd. 2,920 0 1.7% 1.2% Gabelli Asset Management Company 2.,527 0 1.5% 1.1% All Other Institutional Holdings 65,124 0 37.8% 27.4% Total Institutional Holdings 122,225 D 70.9% 51.4% JM 815 7,264 4.7% 30.9% Robert R. Bennett 151 0 0.1% 0.1% J C Sparkman 14 0 0.0% 0.0% Larry E Romrell 13 0 0.0% 0.0% Other Publicly Held Shares 41,958 0 24.3% 17.6% Total Shares 165,163 7264 100.0% 100.0% Source Thomson Cwnerenlp, MorganStanley Mole 1. Based on 1 vole, par Series A share, 10 voles fcr Series B Efiara